                                                                   Exhibit 10.50
Recording requested by:

And when recorded mail to:

Baker & McKenzie
725 South Figueroa Street - 36th Floor
Los Angeles, California  90017
Attention:  William A. Goddard IV, Esq.
______________________________________________________________________________
                   (Space above this line for recorder's use)


                     AGREEMENT OF TRANSFER AND ASSIGNMENT
                     ------------------------------------
                            (BLM Transmission Line)


          THIS AGREEMENT OF TRANSFER AND ASSIGNMENT (this "Agreement") is made and entered into this 31 day of July, 1989, by and among (1) COSO ENERGY
                      ---
DEVELOPERS, a general partnership organized and existing under the laws of the State of California ("CED" or the "Assignor"), consisting of two general partners, Coso Hotsprings Intermountain Power, Inc., a corporation organized and existing under the laws of the State of Delaware, and Caithness Coso Holdings, a general partnership organized and existing under the laws of the State of California; and (2) COSO TRANSMISSION LINE PARTNERS, a general partnership organized and existing under the laws of the State of California ("CTLP" or the "Assignee"), consisting of two general partners, CED and Coso Power Developers, a general partnership organized and existing under the laws of the State of California ("CPD"); with reference to the following facts:

                                   RECITALS
                                   --------

          WHEREAS, CED (through a series of assignments) and the Bureau of Land Management ("BLM") are parties to the BLM Lease, pursuant to which the BLM granted to CED, among other things, the right to develop electric power from the geothermal resources on and under the BLM Project Area;

          WHEREAS, CED entered into that certain Credit Agreement -- Construction Loan and Term Loan Facility dated as of August 3, 1988, as amended from time to time, among CED, the Agent (as defined therein) and Lenders (as defined therein) (the "Credit Agreement") and that certain Resource Development Loan Agreement dated as of March 31, 1988, as amended from time to time, among CED, the Agent (as defined therein) and the Lenders (as defined therein) (the "Resource Loan Agreement"), pursuant to which CED executed that certain Second Amended and Restated Construction and Long-Tem Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of March 17, 1989 and recorded in the Official Records of Inyo County on March 17, 1989 as Instrument No. 89-1259, as amended from time to time (the "Mortgage");

          WHEREAS, the parties hereto desire CTLP to own, utilize and operate the Transmission Line, excluding the Interconnection Facilities, for the benefit of the owners of Navy II - Units 4, 5 and 6 and the BLM Facilities;

          WHEREAS, CPD contemporaneously herewith is assigning and transferring to CTLP all of its interests in the Transmission Line pursuant to that certain Agreement of Transfer and Assignment (Navy II Transmission Line) of even date herewith (the "Transmission Line Assignment") by and between CPD and CTLP, and CPD (i) reserves in the Transmission Line Assignment nonexclusive rights to construct, repair, maintain, utilize and operate the Transmission Line for the benefit of the Navy II Lands and Navy II - Units 4, 5 and 6 and (ii) grants to CTLP nonexclusive rights of ingress and egress across the Navy II Lands for the purpose of construction, repair, maintenance, utilization and operation of the Transmission Line; and

          WHEREAS, Assignor is prepared to assign, set over and transfer all of its interests in the Transmission Line, subject to Assignor's Easement (as defined below) and, further, to assign, set over, and transfer the BLM Transmission Line Easement (as defined below) to Assignee, as hereinafter provided;

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

          Section 1.  Definitions.  Each of the following terms, when used
          ---------   -----------
herein with initial capitals, shall have the meaning set forth for such term below:

          (a) "Assignor's Easement" means the nonexclusive rights: (i) to use the lands over, across and under the Transmission Line for purposes reasonably necessary or desirable to construct, repair, maintain, utilize and operate the BLM Facilities; (ii) of ingress and egress over, across and under the lands on which the Transmission Line is located to construct, repair, maintain, utilize and operate the BLM Facilities; and (iii) to construct, repair, maintain, utilize and operate the Transmission Line for the benefit of the BLM Facilities; provided, however, that the exercise by Assignor and its successors and assigns of such rights shall not unreasonably interfere with Assignee's further construction, maintenance and operation of the Project, and consequently, the exercise by Assignor and its successors and assigns of such rights is subject to such reasonable restrictions upon the time, place and manner of exercise as may be imposed by Assignee and its successors and assigns;

          (b) "Assignor's Rights and Powers" means all of Assignor's rights, titles, interests, estates, powers and privileges in, to and under the Project Area Rights, Project Authorizations and the Project Documents in and with respect to the Project, and the Transmission Line as it relates to the BLM Facilities (i.e., a 46.7% undivided interest in the portion of the Transmission
            ----
Line running from Inyokern to the east site of the BLM Facilities and related rights), including, without limitation, its rights and powers under the Navy Contract and the BLM Lease in and with respect to the Project, subject, in each case, to the security interests and encumbrances on such Assignor's Rights and Powers granted in connection with the financing of the Project, including, without limitation, the "Liens" granted pursuant to the "Security Documents" (as such terms are defined in the Credit Agreement) and the Mortgage; specifically
                                                                  ------------
excluding, however, the "Assignor's Easement," as such term is defined in
---------  -------
Section 1(a) of that certain Agreement of Transfer and Assignment (Navy II Lands and BLM Easement) of even date herewith, by and between CED and CPD, and recorded concurrently herewith;

          (c) "BLM Transmission Line Easement" means the nonexclusive rights of ingress and egress across the BLM Project Area for the purpose of construction, repair, maintenance, utilization and operation of the Project, provided, however, that Assignee's exercise of such rights shall not unreasonably interfere with Assignor's further construction, maintenance and operation of the BLM Facilities and, consequently, Assignee's exercise of such rights are subject to such reasonable restrictions upon the time, place and manner of exercise as may be imposed by Assignor and its successors and assigns;

          (d) "BLM Facilities" means the geothermal power plants together with related wells, geothermal resource gathering system, geothermal resource disposal system, the interconnection facilities related thereto, and all equipment, improvements, fixtures and other items appurtenant thereto up to (but not including) the Transmission Line, all of which are now or hereafter located on, or used in connection with, the lands covered by the BLM Lease;

          (e) "BLM Lease" means that certain Offer to Lease and Lease for Geothermal Resources dated April 19, 1985, effective May 1, 1985, between the BLM, as lessor, and California Energy Company, Inc., a Delaware corporation ("CECI"), as lessee, as assigned to Coso Land Company, a California joint venture, pursuant to that certain Assignment Affecting Record Title to Geothermal Resources Lease, dated as of May 17, 1985 and effective July 1, 1985, as further assigned to Coso Geothermal Company, a California joint venture, pursuant to that certain Assignment of Record Title Interest in a Lease for Oil and Gas or Geothermal resources, dated as of April 15, 1988, and effective as of May 1, 1988, and as further assigned to CED pursuant to that certain Assignment of Record Title Interest in a Lease for Oil and Gas or Geothermal Resources, dated as of April 15, 1988 and effective as of May 1, 1988;

          (f) "BLM Project Area" means the lands located in Inyo County, California, as more particularly described in Exhibit A attached hereto and made a part hereof;

          (g) "Interconnection Facilities" means the interconnection facilities and all equipment, improvements, fixtures and other items appurtenant thereto, to be constructed and installed at or near SCE's Inyokern substation pursuant to the Interconnection Agreement;

          (h) "Interconnection Agreement" means that certain Interconnection and Integration Facilities Agreement dated December 15, 1988, between CLJV and SCE, and assigned to CED as of December 30, 1988;

          (i) "Loan Instruments" means the Credit Agreement, the Resource Loan Agreement, the "Security Documents", the "Notes", and "Financing Statements" (as such terms are defined in the Credit Agreement and the Resource Loan Agreement) and such other instruments defined as "Loan Instruments" pursuant to the Credit Agreement or the Resource Loan Agreement;

          (j) "Navy Contract" means that certain contract No. K-N62474-79-C-5382, dated December 6, 1979, by and between the United States of America acting through the Navy, and CECI, as modified, amended, assigned to China Lake Joint Venture, a California joint venture ("CLJV"), and restated by Contract Modification P00004, dated as of October 19, 1983, and as modified by Modifications Nos. P00005, P00006, P00007, P00008, P00009, P00010, P00011,
P00012, P00013 and P00014 thereto of June 21, 1984, June 28, 1984, November 14,
1984, February 13, 1986, April 10, 1987, July 2, 1987, August 17, 1987,
September 18, 1987, October 13, 1987 and February 16, 1988, respectively, a portion of which contract was assigned to CED on December 30, 1988, and as the same is hereafter modified or amended;

          (k) "Navy II - Units 4, 5 and 6" means the geothermal power plant, consisting of three nominal 27 megawatt (net) electric generating units to be designed, constructed and tested by Mission Power Engineering Company, a California corporation ("MPE"), together with related wells, geothermal resource gathering system, geothermal resource disposal system, the

Interconnection Facilities, and all equipment, improvements, fixtures and other items appurtenant thereto up to (but not including) the Transmission Line, for the purpose of supplying electric energy and capacity to SCE, pursuant to, and as more fully described in, the Project Documents;

          (l) "Navy II Lands" means the public lands located in Inyo County, California as more particularly described in Exhibit D attached hereto;

          (m) "Project" means all elements of designing, testing, owning, financing, leasing, operating and maintaining the Transmission Line;

          (n) "Project Area Rights" means the entire rights, titles, interests, estates, powers and privileges of Assignor under the Navy Contract and under the BLM Lease in and with respect to the Project, including rights of access, ingress and egress to and from the Navy II Lands and BLM Project Area, subject to the terms and conditions of the Navy Contract and the BLM Lease;

          (o) "Project Authorizations" means all permits, authorizations, rights of way and licenses relating to the Project in favor of or held by Assignor which are necessary or appropriate to operate, utilize and maintain the Project, as each relates to the Project;

          (p) "Project Documents" means all agreements relating to the Project to which Assignor is a party or a beneficiary, which are necessary or appropriate to operate and maintain the Project including, without limitation, the Navy Contract, the BLM Lease, the warranties, guarantees and rights with respect to the Transmission Line under the Turnkey Contract, and those documents set forth in Exhibit B attached hereto and made a part hereof, as each relates to the Project;

          (q) "SCE Contract" means that certain Agreement effective June 28, 1985, between CLJV and Southern California Edison Company, Inc., a California corporation ("SCE"), and assigned to CED as of December 30, 1988, pursuant to which CED has agreed to construct, own and operate a Small Power Production Facility (as defined in the SCE Contract) and sell electric power derived from the Small Power Production Facility to SCE and SCE has agreed to purchase from CED at fixed rates such electrical power;

          (r) "Transmission Line" means that certain transmission line, and all equipment, improvements, fixtures and other items appurtenant thereto which is or will be located in the Counties of Inyo and Kern, State of California, on that certain real property more particularly described in Exhibit C hereto; and

          (s) "Turnkey Contract" means that certain Contract for the Engineering and Construction of Coso Geothermal Project BLM - Units 1, 2 and 3 between CED and MPE dated as of May 11, 1987.

          Section 2.  Assignment.  Concurrently with the execution of this
          ---------   ----------
Agreement, and in consideration of the agreement of Assignee to perform certain obligations of Assignor (as set forth below), and other good and valuable consideration, the receipt of which is hereby acknowledged, Assignor hereby grants, transfers, sets over and assigns to Assignee the Assignor's Rights and Powers, specifically reserving, however, Assignor's Easement, and hereby further grants, transfers, sets over and assigns to Assignee the BLM Transmission Line Easement.

          Section 3.  Acceptance of Assignment and Assumption of Obligations.
          ---------   ------------------------------------------------------
Subject to the terms and conditions of this Agreement, Assignee hereby accepts the assignment hereunder, expressly agrees to be bound fully by all provisions of, and expressly assumes and agrees to perform and discharge all duties, debts, liabilities and all obligations of Assignor with respect to Assignor's Rights and Powers.

          Section 4.  Consent of Credit Suisse.  Credit Suisse hereby consents
          ---------   ------------------------
to the foregoing assignment from Assignor to Assignee.

          Section 5.  Assignor's Representations, Warranties and Covenants.
          ---------   ----------------------------------------------------
Assignor hereby represents and warrants to, and covenants with, Assignee that:
(a) Assignor's Rights and Powers, as and when assigned and transferred to Assignee hereunder, are free of any liens, other than those arising under the Loan Instruments; (b) the Project Authorizations and the Project Documents, to the extent relating to the Project, as and when assigned and transferred to Assignee hereunder, will be in full force and effect with respect to Assignee and Assignor is not in breach or default of such Project Authorizations and Project Documents; (c) except for the modification of the Navy Contract providing for the construction, ownership, operation, utilization and maintenance of the Transmission Line, there are no amendments, modifications or supplements to the Project Documents, Project Area Rights or the Project Authorizations other than those set forth herein; (d) the Project Documents are the legal, valid and binding obligations of Assignor; (e) Assignor will take no action which would result in the termination of the Project Authorizations, Project Area Rights or the Project Documents; (f) Assignor has not sold, assigned, pledged or otherwise hypothecated and will not sell, assign, pledge or otherwise hypothecate, the whole or any part of Assignor's Rights and Powers, other than pursuant to this Agreement or pursuant to the Loan Instruments; (g) this Agreement has been duly authorized and executed by Assignor and, assuming the due authorization and consent by the Navy, constitutes the legal, valid, binding and enforceable obligation of Assignor in accordance with its terms; and (h) the execution and delivery of this agreement by Assignor does not violate any law or any contract with any other party and no other governmental authorization other than the consent of the Navy is required for the effectiveness of this Agreement.

          Section 6.  No Other Representations or Warranties.  Except for the
          ---------   --------------------------------------
representations and warranties specifically set forth in Section 5 hereof, Assignor makes no representations or warranties of any kind or character whatsoever pursuant to this Agreement or with respect to Assignor's Rights and Powers.

          Section 7.  Indemnification.  The parties hereto shall each defend and
          ---------   ---------------
indemnify the other against and hold it harmless from all claims, damages, liabilities, costs and expenses (including attorneys' fees and expenses) incurred in connection with all claims, including any actions or proceedings brought thereon, relating to the death of or injury to any person or to the destruction of or damage to the property of any person arising from the use or enjoyment by such indemnitor of any easement or other right granted or created by this Agreement, except claims resulting from the gross negligence or willful act or omissions of the indemnified owner or the agents, servants, employees or contractors of such owner wherever the same may occur.

          Section 8.  Further Assurances.  Assignor and Assignee agree that, at
          ---------   ------------------
any time and from time to time, upon the written request of the other, such party will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the other party may reasonably request in order to obtain the full benefits of this Agreement and of Assignor's Rights and Powers herein granted.

          Section 9.  Agreement for Benefit of Parties Hereto.  This Agreement
          ---------   ---------------------------------------
is for the sole and exclusive benefit of the parties hereto and their respective legal and beneficial successors and assigns, and nothing in this Agreement, expressed or implied, is intended to, or shall be construed to, confer upon or to give to, any person other than the parties hereto and their respective successors and assigns, and other than the agent and lenders providing financing pursuant to the Loan Instruments for the construction and operation of the Project, any right, remedy or claim.

          Section 10.  Severability.  Any provision of this Agreement which is
          ----------   ------------
prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization, without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

          Section 11.  Notices.  All notices, certificates, requests and other
          ----------   -------
communications to any party hereunder shall be in writing (including bank wire, telex, facsimile or similar writing) and shall be given to such party, addressed to it, at its address or telex number or facsimile number set forth below, or such other address or number as such party may be hereafter specify for such purpose by notice to the other parties in accordance herewith. Each notice, certificate, request or communication shall be effective (a) when presented personally, (b) if given by telex, when such telex is transmitted to the telex number specified below and the appropriate answerback is received, (c) if given by mail, five (5) days after such communication is deposited in the U.S. mail, registered, return receipt requested, with first class postage prepaid, addressed as aforesaid or (d) if given by any other means, when delivered at the address specified below. The telecopy (facsimile) numbers provided below are for convenience of the parties only. Transmission by telecopy shall constitute provision of notice under this Agreement only if receipt thereof is acknowledged by the recipient.

     If to Assignor:     Coso Energy Developers
                         c/o Coso Hotsprings Intermountain Power, Inc.
                         601 California Street
                         San Francisco, California  94108
                         Attention:  Chief Financial Officer
                         Telecopy:  (415) 433-3839

     with one copy to:   Baker & McKenzie
                         Citicorp Plaza, 36th Floor
                         725 South Figueroa Street
                         Los Angeles, California  90017
                         Attention:  Everett B. Leybourne, Esq.
                         Telex:  752718
                         Telecopy:  (213) 629-7206

     another to:         Caithness Coso Holdings
                         c/o Caithness BLM Group, L.P.
                         c/o Mojave Power III, Inc.
                         c/o Caithness Corporation
                         1114 Avenue of the Americas
                         New York, New York  10036
                         Attention:  Chairman
                         Telex:  640807
                         Telecopy:  (212) 921-9239

     If to Assignee:     Coso Transmission Line Partners
                         c/o Coso Technology Corporation
                         601 California Street
                         San Francisco, California  94108
                         Attention:  Chief Financial Officer
                         Telecopy:  (415) 433-3839

     with one copy to:   Baker & McKenzie
                         Citicorp Plaza, 36th Floor
                         725 South Figueroa Street
                         Los Angeles, CA  90017
                         Attention:  Everett B. Leybourne, Esq.
                         Telex:  752718
                         Telecopy:  (213) 629-7206

     another to:         Caithness Navy II Group, L.P.
                         c/o Mojave Power IV, Inc.
                         c/o Caithness Corporation
                         1114 Avenue of the Americas
                         New York, New York  10036
                         Attention:  Chairman
                         Telex:  640807
                         Telecopy:  (212) 921-9239

          Section 12. Successors and Assigns. Whenever in this Agreement any of
          ----------  ----------------------
the parties hereto is named or referred to, successor and assigns of such party shall be deemed to be included, and all covenants, promises and agreements in this Agreement by and on behalf of the respective parties hereto shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

          Section 13.  Governing Law.  The parties hereby expressly acknowledge
          ----------   -------------
and agree that this Agreement shall be governed by and construed in accordance with the laws of the State of California. Nothing contained herein shall preclude either party from bringing any legal suit, action or proceeding arising out of or relating to this Agreement in the courts of any place where the other party or any of its property or assets, or the property or assets of any of its general partners, may be found or located. To the extent permitted by applicable law, such party hereby irrevocably submits to the jurisdiction of any such court and expressly waives, in respect of any such suit, action or proceeding, the jurisdiction of any other court or courts which now or hereafter, by reason of its present or future domicile, or otherwise, may be available to it.

          Section 14.  Amendments and Waivers.  This Agreement may be amended
          ----------   ----------------------
only by a writing signed by the parties hereto. No amendment or waiver of any provision of this Agreement nor consent by either party to any departure by the other party herefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged thereby. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof (except as provided above) nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. This Agreement supersedes any prior agreements among the parties hereto with respect to the matters addressed herein.

          Section 15.  Headings.  The section headings in this Agreement are
          ----------   --------
included herein for convenience or reference only and shall not constitute a part of this Agreement for any other purpose.

          Section 16.  Counterparts.  This Agreement may be executed in any
          ----------   ------------
number of counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          IN WITNESS WHEREOF, the undersigned have caused this Agreement of Transfer and Assignment to be executed all as of the date first above written.

"ASSIGNOR"               COSO ENERGY DEVELOPERS
                         ----------------------

                         Coso Energy Developers,
                         a California general partnership

                         By: Coso Hotsprings Intermountain Power, Inc. a Delaware corporation,
                              General Partner


                              By:  /s/ Richard A. Nishkian
                                   -----------------------
                                   Richard A. Nishkian
                                   Chief Financial Officer


                         By:  Caithness Coso Holdings,
                              a California general partnership,
                              General Partner

                              By:  Caithness Navy II Group, L.P.,
                                   a New Jersey limited partnership,
                                   General Partner

                                   By:  Mojave Power IV, Inc.,
                                        a Delaware corporation,
                                        General Partner


                                        By:  /s/ Hiram A. Bingham
                                             --------------------
                                             Hiram A. Bingham
                                             President


                              By:  Caithness BLM Group, L.P.,
                                   a New Jersey limited partnership,
                                   General Partner

                                   By:  Mojave Power III, Inc.,
                                        a Delaware corporation,
                                        General Partner


                                        By:  /s/ Hiram A. Bingham
                                             --------------------
                                             Hiram A. Bingham
                                             President


                              By:  Caithness CEA Geothermal, L.P.,
                                   a Delaware limited partnership,
                                   General Partner

                                   By:  Mojave Power III, Inc.,
                                        a Delaware corporation
                                        General Partner


                                        By:  /s/ Hiram A. Bingham
                                             --------------------
                                             Hiram A. Bingham
                                             President

"ASSIGNEE"               COSO TRANSMISSION LINE PARTNERS
                         -------------------------------

                         Coso Transmission Line Partners,
                         a California general partnership

                         By:  Coso Power Developers,
                              a California general partnership,
                              General Partner

                              By:   Coso Technology Corporation,
                                    a Delaware corporation,
                                    General Partner

                                    By:  /s/ Richard A. Nishkian
                                         -----------------------
                                         Richard A. Nishkian
                                         Chief Financial Officer

                              By:   Caithness Navy II Group, L.P.,
                                    a New Jersey limited partnership,
                                    General Partner

                                    By:  Mojave Power IV, Inc.,
                                         a Delaware corporation,
                                         General Partner

                                         By:  /s/ Hiram A. Bingham
                                              --------------------------------
                                              Hiram A. Bingham
                                              President

                              By:   Coso Energy Developers,
                                    a California general partnership,
                                    General Partner

                                    By:  Coso Hotsprings Intermountain
                                         Power, Inc., a Delaware corporation,
                                         General Partner

                                         By:  /s/ Richard A. Nishkian
                                              ---------------------------------
                                              Richard A. Nishkian
                                              Chief Financial Officer

                              By:   Caithness Coso Holdings,
                                    a California general partnership,
                                    General Partner

                                    By:  Caithness Navy II Group, L.P.,
                                         a New Jersey limited partnership,
                                         General Partner

                                         By:  Mojave Power IV, Inc.,
                                              a Delaware corporation,
                                              General Partner


                                              By:  /s/ Hiram A. Bingham
                                                   --------------------
                                                   Hiram A. Bingham
                                                   President


                                    By:  Caithness BLM Group, L.P.,
                                         a New Jersey limited partnership,
                                         General Partner

                                         By:  Mojave Power III, Inc.,
                                              a Delaware corporation,
                                              General Partner


                                              By:  /s/ Hiram A. Bingham
                                                   --------------------
                                                   Hiram A. Bingham
                                                   President


                                    By:  Caithness CEA Geothermal,
                                         a Delaware limited partnership,
                                         General Partner

                                         By:  Mojave Power III, Inc.,
                                              a Delaware corporation,
                                              General Partner


                                              By:  /s/ Hiram A. Bingham
                                                   --------------------
                                                   Hiram A. Bingham
                                                   President

                              CREDIT SUISSE
                              -------------

                              Credit Suisse,
                              a Swiss banking corporation


                              By:   /s/ Markus K. Christen
                                    ----------------------
                              Printed Name:   Markus K. Christen
                                              ------------------
                              Its:  Deputy Vice President
                                    ---------------------